UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2006

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In accordance with Section 15.07 of their Fourth Amended Joint Plan of Reorganization (the “Plan”), on January 9, 2006, Adelphia Communications Corporation (the “Company”) and certain of its subsidiaries (collectively, with the Company, the “Debtors”) filed their Plan Supplement (the “Plan Supplement”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Plan Supplement contains forms of various documents related to the Plan.  Under Section 15.07 of the Plan, the Debtors are required to file the Plan Supplement at least 25 days prior to the Plan voting deadline, although the Plan Supplement documents remain subject to change until certain future deadlines set forth in Section 15.07.

Copies of the documents constituting the Plan Supplement are included herewith as Exhibits 99.2 through 99.18, respectively.  A copy of the press release announcing the filing of the Plan Supplement is included herewith as Exhibit 99.19.

The Plan, the Plan Supplement and the Debtors’ Fourth Amended Disclosure Statement (the “Disclosure Statement”) are currently available at the Company’s website located at http://www.adelphia.com.  The Plan and the documents contained in the Plan Supplement remain subject to Bankruptcy Court approval.  Pursuant to the November 23, 2005 order of the Bankuptcy Court approving the Disclosure Statement and Plan voting procedures, the Debtors are currently soliciting votes for the acceptance of the Plan.  This filing is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing.  This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Notice of Filing of Plan Supplement Documents, dated January 9, 2006.

Exhibit 99.2

Asset Purchase Agreement between the Company and Comcast Corporation, dated as of April 20, 2005 (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.3

Asset Purchase Agreement between the Company and Time Warner NY Cable LLC, dated as of April 20, 2005 (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.4

Expanded Transaction Letter Agreement among the Company, Comcast Corporation and Time Warner NY Cable LLC, dated April 20, 2005 (Incorporated herein by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.5	Draft form of New Certificate of Incorporation of Time Warner Cable Inc.

Exhibit 99.6	Draft form of New Bylaws of Time Warner Cable Inc.

Exhibit 99.7	Interest Rate Schedule.

Exhibit 99.8	Draft form of Contingent Value Vehicle Agreement to be entered into among the Company and all of its affiliated Debtors-In-Possession acting on behalf of the CVV Holders and the Initial Trustee.

Exhibit 99.9	Draft form of Plan Administrator Agreement to be entered into among the Initial Administrator, the Distribution Company and each of the Reorganized Debtors.

Exhibit 99.10	Draft form of Puerto Rico Liquidating Trust Agreement to be entered into among Arahova Communications, Inc. acting on behalf of the Puerto Rico Trust Interest Holders and the Initial Trustee.

Exhibit 99.11.1	Draft form of Escrow Agreement to be entered into among Time Warner Cable NY LLC, the Company and Deutsche Bank Trust Company Americas.

Exhibit 99.11.2	Draft form of Escrow Agreement to be entered into among Comcast Corporation, the Company and Deutsche Bank Trust Company Americas.

Exhibit 99.12.1

Settlement Agreement between the Company and all of its subsidiaries, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and individuals and entities listed on Exhibit A thereto and Peter L. Venetis, on the other hand, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.2

Settlement Agreement between the United States Attorney’s Office for the Southern District of New York, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and their affiliated entities listed on Exhibit A thereto, on the other hand, dated April 24, 2005 (Incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.3

Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York, on the one hand, and the Company, the subsidiaries listed in the Company’s Form 10-K for fiscal year 2003, the subsequently-formed or acquired subsidiaries listed on Exhibit S thereto and any joint ventures in which the Company has or acquires a controlling interest, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.4	Consent of Defendant Adelphia Communications Corporation (Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.13	Draft Schedule of Assumed Rigas Agreements (Schedule 10.01(b) to the Plan).

Exhibit 99.14	Draft Schedule of Debtor Group Value.

Exhibit 99.15

Draft Schedule of Assumed Contracts and Leases (Schedule 10.01(a) to the Plan) (Part 1 of 3) (Parts 2 of 3 and 3 of 3 to be furnished in two separate amendments to this report due to SEC file size limitations).

Exhibit 99.16	Draft Schedule of Persons not Released Pursuant to Section 12.08(b)(y) of the Plan.

Exhibit 99.17	Draft form of Amended and Restated Certificate of Incorporation and By-Laws of the Company.

Exhibit 99.18	Draft form of Amendment to Subsidiary Certificate of Incorporation.

Exhibit 99.19	Press Release of the Company, dated January 9, 2006.

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Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), the sale of Century/ML Cable Venture, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to Time Warner NY Cable LLC and Comcast Corporation is approved and consummated, whether the transactions contemplated by the proposed settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2006	ADELPHIA COMMUNICATIONS CORPORATION
(Registrant)

	By:	/s/ Brad M. Sonnenberg
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Notice of Filing of Plan Supplement Documents, dated January 9, 2006.

Exhibit 99.2

Asset Purchase Agreement between the Company and Comcast Corporation, dated as of April 20, 2005 (Incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.3

Asset Purchase Agreement between the Company and Time Warner NY Cable LLC, dated as of April 20, 2005 (Incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.4

Expanded Transaction Letter Agreement among the Company, Comcast Corporation and Time Warner NY Cable LLC, dated April 20, 2005 (Incorporated herein by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed on April 25, 2005) (File No. 0-16014).

Exhibit 99.5	Draft form of New Certificate of Incorporation of Time Warner Cable Inc.

Exhibit 99.6	Draft form of New Bylaws of Time Warner Cable Inc.

Exhibit 99.7	Interest Rate Schedule.

Exhibit 99.8	Draft form of Contingent Value Vehicle Agreement to be entered into among the Company and all of its affiliated Debtors-In-Possession acting on behalf of the CVV Holders and the Initial Trustee.

Exhibit 99.9	Draft form of Plan Administrator Agreement to be entered into among the Initial Administrator, the Distribution Company and each of the Reorganized Debtors.

Exhibit 99.10	Draft form of Puerto Rico Liquidating Trust Agreement to be entered into among Arahova Communications, Inc. acting on behalf of the Puerto Rico Trust Interest Holders and the Initial Trustee.

Exhibit 99.11.1	Draft form of Escrow Agreement to be entered into among Time Warner Cable NY LLC, the Company and Deutsche Bank Trust Company Americas.

Exhibit 99.11.2	Draft form of Escrow Agreement to be entered into among Comcast Corporation, the Company and Deutsche Bank Trust Company Americas.

Exhibit 99.12.1

Settlement Agreement between the Company and all of its subsidiaries, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and individuals and entities listed on Exhibit A thereto and Peter L. Venetis, on the other hand, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.2

Settlement Agreement between the United States Attorney’s Office for the Southern District of New York, on the one hand, and John J. Rigas, Doris Rigas, Michael J. Rigas, Timothy J. Rigas, James P. Rigas, Ellen Rigas Venetis and their affiliated entities listed on Exhibit A thereto, on the other hand, dated April 24, 2005 (Incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.3

Non-Prosecution Agreement between the Office of the United States Attorney for the Southern District of New York, on the one hand, and the Company, the subsidiaries listed in the Company’s Form 10-K for fiscal year 2003, the subsequently-formed or acquired subsidiaries listed on Exhibit S thereto and any joint ventures in which the Company has or acquires a controlling interest, dated April 25, 2005 (Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.12.4	Consent of Defendant Adelphia Communications Corporation (Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on April 26, 2005) (File No. 0-16014).

Exhibit 99.13	Draft Schedule of Assumed Rigas Agreements (Schedule 10.01(b) to the Plan).

Exhibit 99.14	Draft Schedule of Debtor Group Value.

Exhibit 99.15

Draft Schedule of Assumed Contracts and Leases (Schedule 10.01(a) to the Plan) (Part 1 of 3) (Parts 2 of 3 and 3 of 3 to be furnished in two separate amendments to this report due to SEC file size limitations).

Exhibit 99.16	Draft Schedule of Persons not Released Pursuant to Section 12.08(b)(y) of the Plan.

Exhibit 99.17	Draft form of Amended and Restated Certificate of Incorporation and By-Laws of the Company.

Exhibit 99.18	Draft form of Amendment to Subsidiary Certificate of Incorporation.

Exhibit 99.19	Press Release of the Company, dated January 9, 2006.

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